Comerica Incorporated Goldman Sachs US Financial Services Conference December 5, 2017 David Duprey Executive Vice President & Chief Financial Officer Ralph W. Babb, Jr. Chairman & Chief Executive Officer Muneera Carr Executive Vice President & Chief Accounting Officer Pete Guilfoile Executive Vice President & Chief Credit Officer Safe Harbor Statement Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “contemplates,” “feels,” “expects,” “estimates,” “seeks,” “strives,” “plans,” “intends,” “outlook,” “forecast,” “position,” “target,” “mission,” “assume,” “achievable,” “potential,” “strategy,” “goal,” “aspiration,” “opportunity,” “initiative,” “outcome,” “continue,” “remain,” “maintain,” “on track,” “trend,” “objective,” “looks forward,” “projects,” “models” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, including the Growth in Efficiency and Revenue initiative (“GEAR Up”), and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of the economic benefits of the GEAR Up initiative, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including changes in interest rates; whether Comerica may achieve opportunities for revenue enhancements and efficiency improvements under the GEAR Up initiative, or changes in the scope or assumptions underlying the GEAR Up initiative; Comerica's ability to maintain adequate sources of funding and liquidity; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers, in particular the energy industry; unfavorable developments concerning credit quality; operational difficulties, failure of technology infrastructure or information security incidents; changes in regulation or oversight; reliance on other companies to provide certain key components of business infrastructure; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; reductions in Comerica's credit rating; the interdependence of financial service companies; the implementation of Comerica's strategies and business initiatives; damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; changes in customer behavior; any future strategic acquisitions or divestitures; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; potential legislative, administrative or judicial changes or interpretations related to the tax treatment of corporations; changes in accounting standards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2016. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. 2

Comerica: A Brief Overview

Comerica's Strengths

LONG HISTORY	Founded 168 years ago
NIMBLE SIZE $72B IN ASSETS	Products & services of a large bank with the culture of a community bank
ATTRACTIVE FOOTPRINT	Strong presence in Texas, California, & Michigan
PRIMARILY A BUSINESS BANK	Complemented by Retail Bank & Wealth Management
RELATIONSHIP BANKING STRATEGY	Trusted Advisor approach
CONSERVATIVE	Strong capital position, Prudent credit underwriting

Focused on Enhancing Shareholder Value

GROWING REVENUE	Positioned in **faster growing markets & industries**
REDUCING EXPENSES	Executing **GEAR Up initiative** to increase efficiency
MANAGING RISK	**Strong, conservative credit culture**
CAPITAL MANAGMENT	Continued **share buyback & increased dividend 30% in 2017**[1]
POSITIONED FOR RISING RATES	Recent rate increases driving significant **revenue growth**

9/30/17 • [1]3Q17 dividend of $0.30 (paid on 10/1/17) compared to 4Q16 dividend of $0.23

Comerica Bank

3

Fourth Quarter Update

Average loans increase $344MM

Average Loans: Oct & Nov Trends[1]

($ in billions)



Loan Yields
48.9
47.9
48.7
48.7
49.0
3.36
3.57
3.74
4.09
3.99
4Q16
1Q17
2Q17
3Q17
4Q17 thru 11/29

Average loans increased 1%

- Growth in Corporate Banking
- Increase in Technology & Life Sciences-Equity Fund Services
- Seasonal increase in National Dealer & decline in Mortgage Banker

Loan yields stable, excluding reduction in nonaccrual interest recoveries (from elevated 3Q17 level)

4Q17 average balances & yields through 11/29/17 are preliminary & subject to change • [1]Comparisons of 4Q17 through 11/29/17 vs 3Q17

Comerica Bank

4

Diverse Footprint & Business Mix

Focus on maintaining a balanced loan portfolio

Average Loans of $48.7B

($ in billions)


California 37%
Texas 20%
Market
Other Markets 17%
Michigan 26%
Commercial Real Estate 11%
Other Business Bank 28%
National Dealer Services 14%
Business Line
Retail Bank 12%
General Middle Market 24%
Wealth Management 11%

- Cyclical & seasonal factors can affect loan growth & credit quality
- Therefore, a diverse portfolio helps drive more consistent growth & reduces risk

Average Loans 3Q17 v. 3Q16

($ in billions)


National Dealer Services 544
Wealth Management 178
Technology & Life Sciences 167
Commercial Real Estate (320)
Energy (474)
Mortgage Banker Finance (570)

9/30/17

Comerica Bank

5

Fourth Quarter Update

Deposits increase $951MM

Average Deposits: Oct & Nov Trends[1]

($ in billions)


Deposit Rates 2
59.6
57.8
57.1
56.5
57.4
0.14
0.14
0.15
0.16
0.18
4Q16
1Q17
2Q17
3Q17
4Q17 thru 11/29

Average deposits increase 2%

- Corporate Banking
- Wealth Management
- Small Business
- Retail Banking

Continue to prudently manage pricing

- Deposit rates remain steady
- No change in standard rates

Loan to deposit ratio: 83%[3]

4Q17 average balances & rates through 11/29/17 are preliminary & subject to change • [1]Comparisons of 4Q17 through 11/29/17 vs 3Q17 • [2]Interest costs on interest-bearing deposits • [3]Period-end at 11/29/17

Comerica Bank

6

Diverse Footprint & Business Mix

Focus on maintaining relationship deposits

Average Deposits of $56.5B

($ in billions)


California
31%
Texas
17%
Market
Other
Markets
14%
Michigan
38%


Other Business
Bank
14%
Retail Banking
37%
Technology &
Life Sciences
10%
Business
line²
Small
Business
5%
General Middle
Market
26%
Wealth
Management
7%

Average Noninterest-bearing / Total Deposits[1]

(In percentage points)


55
46
42
42
38
34
34
34
31
29
28
27
CMA
ZION
BOKF
CFR
RF
MTB
FITB
BBT
KEY
FHN
HBAN
STI

High caliber Treasury Management solutions drive customer loyalty:

- 64% of total deposits are commercial
- 87% of noninterest-bearing deposits are commercial
  - ~80% of commercial noninterest-bearing deposits have Earnings Credit Allowance (ECA)

3Q17 • [1]Source: SNL Financial • [2]Also includes Finance/Other of $0.4B or 1%

Comerica Bank

7

Benefit from Rate Increases

Balance sheet well positioned for rising rates

Estimated Additional Net Interest Income[1]

Dec '17 Fed Funds +25 bps Deposit Beta ~20-40%	*~$55-70MM*
June '17 Fed Funds +25 bps Deposit Beta ~10%	*~$35MM*
March '17 Fed Funds +25 bps Deposit Beta -0-	*~$20MM*
TOTAL FY18	**~$110-125MM**
TOTAL FY17 *~10%+ increase over 2016 net interest income[1]*	**~$190MM**

Outcomes may also vary due to a number of other variables including balance sheet movements, such as loan & deposit levels, as well as incremental funding needs

Loan Portfolio

($ in billions; Average)


Fixed Rate
~10%
Prime-Based
~15%
Total
$48.7
30-day LIBOR
~60%
60-day+ LIBOR
~15%

Funding Profile

($ in billions; Period-end)


Noninterest-bearing
Deposits
$32.4
46%
Wholesale
Debt
$5.1
7%
Total
$70.9
Equity
$8.0
11%
Interest-bearing
Deposits
$25.4
36%

9/30/17 • Outlook as of 12/4/17 • [1]Assumes increases in Fed Funds, Prime & LIBOR. For methodology see the Company's Form 10-Q, as filed with the SEC. Estimates are based on simulation modeling analysis.

Comerica Bank

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Change in Net Interest Margin1 (In basis points) Better Positioned for Rising Rates Maintaining low cost funding & asset sensitivity resulted in largest increase in NIM 9/30/17 ? Comparisons 3Q17 vs. 2Q17 ? 1Source for peer group data: SNL Financial ? 2Source: 3Q17 Press Releases/Financial supplements; CFR data per SNL Financial 15 16 21 28 34 35 35 38 40 44 45 51 CF R CM A ZI O N RF M TB BB T HB AN ST I KE Y FI TB BO KF FH N Interest-bearing Deposit Cost1 (In basis points) 14 (15) (11) 5 7 8 11 13 13 14 28 35 KE Y ZI O N HB AN ST I FH N BB T M TB RF FI TB CF R BO KF CM A Change in Loan Yields2 (In basis points) 12 (15) (7) (2) 1 1 3 4 6 8 12 26 KE Y ZI O N HB AN BB T ST I CF R RF FI TB M TB BO KF FH N CM A 9 Faster Loan Re-pricing/Maturity Date2 0% 20% 40% 60% 80% 100% CM A CF R FH N KE Y FI TB M TB ST I RF HB AN ZI O N BO KF BB T Less Than 3 Months Greater Than 3 Months Criticized Loans1 ($ in millions) 631 582 521 493 444 3,261 2,856 2,636 2,492 2,434 6.6 5.8 5.5 5.0 5.0 3Q16 4Q16 1Q17 2Q17 3Q17 NALs Criticized as a % of Total Loans Credit Quality Strong Criticized, nonaccrual & net charge-offs declined 9/30/17 ?1Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories ? 2Net credit-related charge-offs ? 3“Normal” estimates are based on internal historical analysis & management judgement ? 4Net credit-related charge-offs (annualized) to average loans Nonaccrual Loans ($ in millions; 3Q17 Period-end) 16 36 33 18 25 13 29 28 15 21 3Q16 4Q16 1Q17 2Q17 3Q17 Ratio (bps)4 Normal Net Charge-Offs ~40 bps3 Net Charge-offs2 ($ in millions) ? Credit quality remains strong ? Metrics remain well below historical levels ? Allowance coverage: ? Allowance/loans 1.45% • Allowance/NPLs 157% • Allowance/LTM NCOs 6x Normal Criticized loans ~8%3 Energy 38% Middle Market (Ex. Energy) 27%Corporate Banking 7% Commercial Real Estate 2% Retail Bank 21% Wealth Management 5% Total $444 10

Active Capital Management

Continue to return excess capital to shareholders

2017 CCAR Capital Plan (3Q17-2Q18)

- Equity repurchases up to $605 million[1]
- 10/1/17 dividend increased 15% to $0.30 per share

QTD Share Activity through 11/30/17

- QTD 1.5MM shares repurchased ($121MM)
- 4Q17 CCAR "non-object" $148MM
- 285K shares issued from employee stock activity
    - $3.6MM tax benefit from employee stock transactions

Increasing Shareholder Payout

($ in millions)



Equity Repurchases
Dividends
137
40
97
139
40
99
147
42
105
185
46
139
192
53
139
3Q16
4Q16
1Q17
2Q17
3Q17

Dividends Per Share Growth



0.68
0.79
0.83
0.89
1.20
2013
2014
2015
2016
3Q17 Annualized

9/30/17 • [1]Shares repurchased under equity repurchase program

Comerica Bank

11

GEAR Up: Growth in Efficiency And Revenue

Helping drive revenue growth & expense reductions

Total Revenue

($ in millions)



2,209
+10%
2,426
YTD 3Q16
YTD 3Q17

Card Fee Income

($ in millions)



224
+8%
242
YTD 3Q16
YTD 3Q17

Service Charges on Deposit Accounts

($ in millions)



165
+4%
172
YTD 3Q16
YTD 3Q17

Fiduciary Income

($ in millions)



142
+4%
148
YTD 3Q16
YTD 3Q17

Total Expenses[1]

($ in millions)



1,469
-6%
1,377
YTD 3Q16
YTD 3Q17

Salaries & Benefits Expense

($ in millions)



742
-9%
677
YTD 3Q16
YTD 3Q17

Net Occupancy Expense

($ in millions)



117
-3%
114
YTD 3Q16
YTD 3Q17

Equipment Expense

($ in millions)



40
-15%
34
YTD 3Q16
YTD 3Q17

9/30/17 • [1]Includes restructuring expenses, YTD 3Q16 of $73MM and YTD 3Q17 of $32MM.

Comerica Bank

12

9/30/17 ? Comparisons 3Q17 vs. 3Q16 ? 1Source for Peer Data: SNL Financial; ROA for RF obtained from the company’s 3Q17 Financial Supplement as data was not available; *FITB 3Q17 results include gain on sale of a portion of ownership stake in an integrated payment processor ? 2Data for CFR not available 38 .4 0 56 .0 0 56 .2 4 58 .3 0 60 .1 4 60 .5 0 61 .6 8 62 .2 0 62 .3 0 6 5. 50 66 .7 7 *F IT B M TB CM A BB T ST I HB AN R F KE Y ZI O N FH N BO KF Efficiency Ratio1,2 (In percentage points) GEAR Up: Growth in Efficiency And Revenue Top tier performance 13 0. 95 0. 97 0. 99 1. 03 1. 04 1. 06 1. 08 1. 16 1. 18 1. 19 1. 25 2. 85 RF ZI O N FH N BO KF ST I KE Y HB AN BB T M TB CF R CM A *F IT B Return on Assets1 (In percentage points) 7. 41 8. 21 8. 66 8. 73 8. 79 9. 55 9. 85 10 .0 1 10 .2 2 11 .1 7 11 .5 3 24 .0 8 RF ZI O N BB T M TB ST I KE Y BO KF FH N HB AN CM A CF R *F IT B Return on Equity1 (In percentage points) Financial Targets: Medium-term Assuming continuation of the current economic environment Assumptions ? Loan growth inline with current GDP ? Rates reflect forward curve ? Execution of GEAR Up revenue & expense initiatives which provides additional capacity ? Manage expenses to achieve positive operating leverage ? Continued investment in technology ? Credit quality normalizes (NCO ~40 bps) ? Moderate increase in capital efficiency Further Opportunities ? Further rate increases ? Faster economic growth ? Regulatory relief with capital management ? Tax reform ROA 1.1-1.3% ROA 1.1 - 1.3% ROCE 13 - 15% Efficiency Ratio <55% Outlook as of 12/4/17 14

REDUCING EXPENSES Executing GEAR Up initiative to increase efficiency GROWING REVENUE CAPITAL MANAGMENT POSITIONED FOR RISING RATES Positioned in faster growing markets & industries Recent rate increases driving significant revenue growth Share buyback & increased dividend 30% in 20171 MANAGING RISK Strong, conservative credit culture Focused on Enhancing Shareholder Value 15 9/30/17 ? 13Q17 dividend of $0.30 (payable on 10/1/17) compared to 4Q16 dividend of $0.23 Appendix

Financial Summary

	3Q17	2Q17	3Q16
Diluted income per common share	$1.26	$1.13	$0.84
Net interest income	$546	$500	$450
Net interest margin	*3.29%*	*3.03%*	*2.66%*
Provision for credit losses	24	17	16
Net credit-related charge-offs to average loans	*0.21%*	*0.15%*	*0.13%*
Noninterest income	275	276	272
Noninterest expenses	463	457	493
Restructuring expenses	*7*	*14*	*20*
Net income	226	203	149
Average loans	$48,663	$48,723	$49,206
Average deposits	56,493	57,128	58,065
Efficiency ratio[1]	56.24%	58.63%	68.15%
Return on average common shareholders' equity	11.17	10.26	7.76
Return on average assets	1.25	1.14	0.82
Common equity Tier 1 capital ratio	11.51%	11.51%	10.69
Average diluted shares (millions)	*177*	*179*	*176*

$ in millions, except per share data • [1]Noninterest expenses, including restructuring charges, as a percentage of the sum of net interest income (FTE) & noninterest income excluding net securities gains (losses)

Comerica Bank

17

Third Quarter 2017 Results

EPS increased 12%

	3Q17	Change From 2Q17	Change From 3Q16
Average loans	$48,663	$ (60)	$ (543)
Average deposits	56,493	(635)	(1,572)
Net interest income	$546	$46	$96
Provision for credit losses	24	7	8
Net credit-related charge-offs	*25*	*7*	*9*
Noninterest income	275	(1)	3
Noninterest expenses[1]	463	6	(30)
Provision for income tax[2]	108	9	44
Net income	226	23	77
Earnings per share (EPS)[3]	$1.26	$0.13	$0.42
Equity repurchases[4]	$139	-0-	$42
Dividend declared	0.30	0.04	0.07

Key QoQ Performance Drivers

- Loans impacted by seasonality
- Interest-bearing deposits decline, partly offset by increase in noninterest-bearing
- Net interest income grew 9% with higher interest rates, $13MM increase in nonaccrual interest recoveries & one additional day in the quarter
- Credit quality continued to be strong
- Noninterest income stable with higher card fees & BOLI income, offset by lower fiduciary, warrant & derivative income
- Expenses reflect increase in temporary labor, technology costs & higher outside processing (card volume), partly offset by lower restructuring charges
- Continued active capital management. Returned $192MM to shareholders including dividend increase of 15%

$ in millions, except per share data • 3Q17 compared to 2Q17 • [1]Included restructuring charge of $7MM ($0.02 per share, after tax) in 3Q17, $14MM ($0.05 per share, after tax) in 2Q17 & $20MM ($0.07 per share, after tax) in 3Q16 • [2]Included tax benefits of $2MM ($0.01 per share) and $5MM ($0.03 per share) from employee stock transactions for 3Q17 & 2Q17, respectively. • [3]EPS based on diluted income per share • [4]3Q17 repurchases under the equity repurchase program

Comerica Bank

18

Loans by Business and Market

By Line of Business	3Q17	2Q17	3Q16
Middle Market			
General	$11.9	$12.1	$12.0
Energy	2.1	2.0	2.6
National Dealer Services	6.9	7.1	6.3
Entertainment	0.6	0.7	0.7
Tech. & Life Sciences	3.3	3.2	3.1
Environmental Services	1.0	0.9	0.9
Total Middle Market	$25.8	$25.9	$25.6
Corporate Banking			
US Banking	3.2	3.1	2.9
International	1.5	1.5	1.7
Mortgage Banker Finance	2.0	1.8	2.5
Commercial Real Estate	5.1	5.3	5.5
BUSINESS BANK	**$37.6**	**$37.6**	**$38.2**
Small Business	3.8	3.8	3.9
Retail Banking	2.1	2.1	2.0
RETAIL BANK	**$5.9**	**$5.9**	**$5.9**
Private Banking	5.3	5.3	5.1
WEALTH MANAGEMENT	**$5.3**	**$5.3**	**5.1**
TOTAL	**$48.7**	**$48.7**	**$49.2**

By Market	3Q17	2Q17	3Q16
Michigan	$12.6	$12.7	$12.3
California	17.9	18.2	17.8
Texas	10.0	10.0	10.6
Other Markets[1]	8.2	7.8	8.5
TOTAL	**$48.7**	**$48.7**	**$49.2**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets

Comerica Bank

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Deposits by Business and Market

By Line of Business	3Q17	2Q17	3Q16
Middle Market			
General	$14.5	$14.0	$14.7
Energy	0.7	0.7	0.6
National Dealer Services	0.4	0.3	0.3
Entertainment	0.1	0.2	0.2
Tech. & Life Sciences	5.5	5.7	6.2
Environmental Services	0.1	0.1	0.1
Total Middle Market	$21.3	$21.0	$22.1
Corporate Banking			
US Banking	1.9	2.2	$2.7
International	2.1	2.4	2.3
Mortgage Banker Finance	0.8	0.7	0.8
Commercial Real Estate	2.0	2.4	2.1
BUSINESS BANK	**$28.1**	**$28.7**	**$30.0**
Small Business	3.1	3.1	3.3
Retail Banking	20.8	20.8	20.4
RETAIL BANK	**$23.9**	**$23.9**	**$23.7**
Private Banking	4.1	4.1	4.0
WEALTH MANAGEMENT	**$4.1**	**$4.1**	**$4.0**
Finance/ Other[2]	0.4	0.4	0.4
TOTAL	**$56.5**	**$57.1**	**$58.1**

By Market	3Q17	2Q17	3Q16
Michigan	$21.6	$21.7	$21.9
California	17.3	17.3	17.7
Texas	9.4	9.6	9.9
Other Markets[1]	7.7	8.1	8.2
Finance/ Other[2]	0.4	0.4	0.4
TOTAL	**$56.5**	**$57.1**	**$58.1**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets • [2]Finance/ Other includes items not directly associated with the geographic markets or the three major business segments

Comerica Bank

20

Commercial Real Estate Line of Business

Long history of working with well established, proven developers

CRE by Property Type[1]

($ in millions; Period-end)


Office 8%
Single Family 8%
Multi use 3%
Commercial 13%
Land Carry 4%
Other 7%
Retail 10%
Total $4,440
Multifamily 47%

CRE by Market[1]

($ in millions; Period-end, based on location of property)


Other 4%
Austin 7%
Other 24%
Houston 8%
Dallas 13%
Total $4,440
Texas 32%
California 44%

Period-end Loans[2]

($ in billions)


5.4
5.3
5.3
5.2
5.2
3Q16
4Q16
1Q17
2Q17
3Q17

Criticized Loans[3]

($ in millions)


% CMA Loans Criticized
% CRE Criticized
6.6%
5.8%
5.5%
5.0%
5.0%
46
49
73
96
120
0.9%
0.9%
1.4%
1.9%
2.3%
3Q16
4Q16
1Q17
2Q17
3Q17

Net Charge-offs (Recoveries)

($ in millions)


1
-
-
(2)
(2)
3Q16
4Q16
1Q17
2Q17
3Q17

9/30/17 • [1]Excludes CRE line of business loans not secured by real estate • [2]Includes CRE line of business loans not secured by real estate • [3]Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories

Comerica Bank

21

Energy Line of Business

Credit quality continues to improve; balances stable

Energy Line of Business Loans

($ in millions; Period-end)


Midstream
Services
Exploration & Production
2,457
2,250
1,955
2,047
2,077
1,773
1,587
1,360
1,443
1,530
332
289
268
258
239
352
374
327
346
308
3Q16
4Q16
1Q17
2Q17
3Q17


Total Commitments
Utilization Rate
4,605
4,385
4,151
4,175
4,095
52%
50%
45%
47%
48%
3Q16
4Q16
1Q17
2Q17
3Q17

- Maintain granular portfolio: ~180 customers
- Loans decreased 15% since 9/30/16
- Loans up slightly at period-end due to reduced asset sales & capital markets activity
- Fall redeterminations 70% complete: borrowing bases expected to be flat to slightly increase[2]
- 93% of nonaccrual loans current on interest

Energy Line of Business Criticized Loans[1]

($ in millions)


NALs
1,473
1,155
871
769
627
378
328
266
225
167
3Q16
4Q16
1Q17
2Q17
3Q17

9/30/17 • [1]Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories
• [2]Outlook as of 12/04/17

Comerica Bank

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1, 48 3 1, 50 7 1, 99 6 2, 09 4 1, 73 7 1, 81 5 1, 60 5 1, 10 9 88 6 1, 31 9 1, 59 5 1, 39 7 1, 39 9 2, 08 9 2, 13 6 1, 74 2 1, 67 4 2, 14 5 2, 54 4 2, 35 2 1, 45 0 1, 78 0 1, 97 4 200 300 400 500 600 700 800 900 1Q 12 2Q 12 3Q 12 4Q 12 1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 3Q 14 4Q 14 1Q 15 2Q 15 3Q 15 4Q 15 1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 2Q 17 3Q 17 Actual MBA Mortgage Origination Volumes 9/30/17 ? 1Source: Mortgage Bankers Association (MBA) Mortgage Finance Forecast as of11/21/17; 3Q17 also estimated ? 2$ in billions Average Loans ($ in millions) Mortgage Banker Finance 50+ years experience with reputation for consistent, reliable approach MBA Mortgage Originations Forecast1 ($ in billions) 1,2 ? Provide warehouse financing: bridge from residential mortgage origination to sale to end market ? Extensive backroom provides collateral monitoring and customer service ? Focus on full banking relationships ? Granular portfolio with 100+ relationships ? Underlying mortgages are typically related to home purchases as opposed to refinances As of 3Q17: • Comerica: 82% purchase • Industry: 68% purchase1 ? Strong credit quality • No charge-offs since 2010 • Period-end loans declined $270MM to $2.2B compared to 2Q17, due to seasonality 23 471 415 362 450 450 352 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 Purchase Refinance National Dealer Services 65+ years of floor plan lending Toyota/Lexus 15% Honda/Acura 13% Ford 9% GM 9% Fiat/Chrysler 10% Mercedes 3% Nissan/ Infiniti 6%Other European 11% Other Asian 12% Other 12% Franchise Distribution (Based on period-end loan outstandings) Geographic Dispersion California 61% Texas 7% Michigan 21% Other 11% Average Loans ($ in billions) ? Top tier strategy ? Focus on “Mega Dealer” (five or more dealerships in group) ? Strong credit quality ? Robust monitoring of company inventory and performance 1. 9 2. 3 2. 3 2. 5 2. 8 3. 1 2. 9 3. 2 3. 2 3. 5 3. 2 3. 4 3. 5 3. 6 3. 5 3. 7 3. 8 4. 0 3. 8 4. 0 4. 1 4. 3 3. 9 3. 8 4. 3 4. 3 4. 6 4. 9 5. 1 4. 9 5. 3 5. 3 5. 7 5. 5 5. 7 5. 9 6. 0 6. 0 6. 2 6. 2 6. 5 6. 3 6. 6 6. 8 7. 1 6. 9 1Q 12 2Q 12 3Q 12 4Q 12 1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 3Q 14 4Q 14 1Q 15 2Q 15 3Q 15 4Q 15 1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 2Q 17 3Q 17 Floor Plan Total $6.9B 9/30/17 ? 1Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans) 24 1

Technology and Life Sciences

20+ years experience provides competitive advantage

- Strong relationships with top-tier investors
- Granular portfolio: ~810 customers (including ~215 customers in Equity Fund Services)
- Manage concentration to numerous verticals to ensure widely diversified portfolio
- Closely monitor cash balances and maintain robust backroom operation
- 15 offices throughout US & Canada
- Recent growth driven by Equity Fund Services
  - Commercial banking services for venture capital & private equity firms
  - Bridge financing for capital calls
  - Strong credit profile



Technology & Life Sciences Avg. Loans
($ in billions)
Equity Fund Services
2.5
3.1
3.2
3.2
3.2
3.3
0.6
1.1
1.4
1.6
1.7
1.9
2014
2015
2016
1Q17
2Q17
3Q17



Customer Segment Overview
(based on period-end loans)
Leveraged Finance ~10%
Early Stage ~10%
Growth ~15%
Late Stage ~5%
Equity Fund Services ~60%
Total $3.5B

9/30/17

Comerica Bank

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Net Interest Income Increased $46MM, or 9%

NIM increased 26 basis points



Net Interest Income
($ in millions)
NIM
450
455
470
500
546
1,342
1,516
2.66
2.65
2.86
3.03
3.29
2.74
3.06
3Q16
4Q16
1Q17
2Q17
3Q17
YTD 3Q16
YTD 3Q17

$500MM	2Q17	3.03%
+47MM	Loan impacts: + $23MM higher rates (+14 bps) + $13MM nonaccrual interest recoveries (+8 bps) + $ 5MM 1 more day + $ 4MM 2Q17 lease residual adj. (+2bps) + $ 2MM other portfolio dynamics	+0.26
+ 3MM	Fed Deposits: Higher Fed Funds rate	+0.02
- 2MM	Deposit cost: Higher rates on larger MMIAs	-0.01
- 2MM	Wholesale funding: Higher rates & balance	-0.01
$546MM	3Q17	3.29%

3Q17 compared to 2Q17

Comerica Bank

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Interest Rate Sensitivity

Remain well positioned for rising rates

Standard Model Assumptions

Interest Rates	200 bps gradual, non-parallel rise
Loan Balances	Modest increase
Deposit Balances	Moderate decrease
Deposit Pricing (Beta)	Historical price movements with short-term rates
Securities Portfolio	Held flat with prepayment reinvestment
Loan Spreads	Held at current levels
MBS Prepayments	Third-party projections and historical experience
Hedging (Swaps)	No additions modeled

Estimated Net Interest Income: Annual (12 month) Sensitivities

Based on Various Assumptions

Additional Scenarios are Relative to 3Q17 Standard Model

($ in millions)



~95
~150
~195
~195
~215
~255
Up 100 bps
Addl. $3B Deposit Decline
Addl. 20% Increase in Beta
Addl. $1B Deposit Decline
Standard Model
Addl. ~3% Loan Growth

9/30/17 • For methodology see the Company's Form 10-Q, as filed with the SEC. Estimates are based on simulation modeling analysis.

Comerica Bank
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Securities Portfolio Stable

Replaced prepays at slightly higher yield

Securities Portfolio

($ in billions)



Treasury Securities & Other
Mortgage-backed Securities (MBS)
Securities Yields
12.4
12.3
12.2
12.2
12.2
12.4
12.3
9.4
9.4
9.3
9.3
9.4
9.4
9.5
2.01
2.01
2.02
2.06
2.06
3Q16
4Q16
1Q17
2Q17
3Q17
2Q17
3Q17
Average Balances
Period-end

Duration of 3.2 years[1]

- Extends to 3.8 years under a 200 bps instantaneous rate increase[1]

Net unrealized pre-tax loss of $24MM[2]

Net unamortized premium of $23MM[3]

GNMA ~56% of MBS portfolio

9/30/17 • [1]Estimated as of 9/3017. Excludes auction rate securities (ARS). • [2]Net unrealized pre-tax gain/loss on the available-for-sale (AFS) portfolio • [3]Net unamortized premium on the MBS portfolio

Comerica Bank
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Noninterest Income Stable

GEAR Up success evident in card fee growth



Noninterest Income
($ in millions)
272
267
271
276
275
784
822
3Q16
4Q16
1Q17
2Q17
3Q17
YTD 3Q16
YTD 3Q17

- \+ $ 5MM Card fees
- \- $ 3MM Fiduciary income
- \- $ 2MM Customer derivative income (Other)

- \+ $ 3MM Bank-owned life insurance
- \- $ 3MM Principal investing & warrants (Other)

GEAR Up remained on track[1]
YTD customer-driven fees increased $32MM

3Q17 compared to 2Q17 • [1]Estimated as of 12/04/17

Comerica Bank

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Noninterest Expenses Well Controlled

Efficiency ratio improves to 56%



Noninterest Expenses
($ in millions)
Restructuring
493
20
461
20
457
11
457
14
463
7
1,469
73
1,377
32
3Q16
4Q16
1Q17
2Q17
3Q17
YTD 3Q16
YTD 3Q17

- \+ $ 6MM Salaries & benefits
  - \+ Temporary contract labor
  - \+ One additional day
- \+ $ 5MM Technology (Software & Equipment)
- \+ $ 4MM Outside processing fees (card-driven)
- \- $ 7MM Restructuring

GEAR Up savings remained on track[1]



Efficiency Ratio²
(In percentage points)
68.15
63.58
61.63
58.63
56.24
3Q16
4Q16
1Q17
2Q17
3Q17

3Q17 compared to 2Q17 • [1]Estimated as of 12/04/17 • [2]Noninterest expenses, including restructuring charges, as a percentage of the sum of net interest income (FTE) & noninterest income excluding net securities gains (losses)

Comerica Bank

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